                                   Exhibit #2

                          UNITED STATES BANKRUPTCY COURT
                            Southern District of Texas
                                 Houston Division

Case Name:   Venturi Technologies, Inc.           Petition Date:   02/12/01

                                                  Case Number:   01-31442-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH:   MARCH                 YEAR:  2001

              MONTH                        FEBRUARY        MARCH       APRIL      MAY
-----------------------------------------------------------------------------------------
REVENUES (MOR-6)                           1,191,127    1,379,754
INCOME BEFORE INT, DEPREC./TAX (MOR-6)        41,941      157,387
NET INCOME (LOSS) (MOR-6)                   (218,311)     (74,008)
PAYMENTS TO INSIDERS  (MOR-9)                 25,035       63,306
PAYMENTS TO PROFESSIONALS (MOR-9)                 -            -
-----------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)               (1,096,039)  (1,258,077)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE          EXP
                                  DATE
                                  ----
CASUALTY                        05/04/01
LIABILITY                       05/04/01
VEHICLE                         05/04/01
WORKER'S                        05/04/01
DIRECTORS & OFFICERS            04/09/02


ATTORNEY NAME:  EDWARD  L. RIPLEY
FIRM:  SHEINFELD MALEY & KAY, PC
ADDRESS:  1001 FANNIN, SUITE 3700
CITY, STATE  ZIP:  HOUSTON, TX  77002
TELEPHONE:  713-754-6354

Are all accounts receivable being collected within terms?                    YES
Are all post-petition liabilities, including taxes, being
  paid within terms?                                                         YES
Have any prepetition liabilities been paid?                                  YES

Are all funds received being deposited into DIP bank accounts?                NO
Were any assets diposed of outside the normal course of business?             NO

Are all U.S. Trustee Quarterly Fee Payments current?                         YES
What is the status of your Plan of Reorganization?  DISCLOSURE STATEMENT HEARING
                                                       SCHEDULED FOR MAY 9, 2001

I certify under the penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-( plus attachments, is true and correct.

SIGNED___________________________________________________

TITLE_____________________________________________________


                                       MOR - 1

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11

                              COMPARATIVE BALANCE SHEETS

                                              Filing Date*
ASSETS                                          02/12/20         FEBRUARY            MARCH            APRIL         MAY
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
   Cash                                           492,715           669,475          801,929
   Accounts Receivable, Net                     1,187,530         1,204,626        1,241,887
   Inventory: Lower of Cost or Market              99,032           222,380          195,411
   Prepaid Expenses                                                  17,783           93,773
   Investments
   Other                                           40,000            59,852           59,391
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,819,277         2,174,117        2,392,390
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT & EQUIP, @COST                  7,302,015        10,501,955       10,512,584
Less Accumulated Depreciation                  (4,777,276)       (4,987,497)      (5,154,733)
NET BOOK VALUE OF PP & E                        2,524,739         5,514,458        5,357,851
OTHER ASSETS:
    1. Vendor Deposits                             52,917           347,762          354,381
    2. Deferred Tax Asset (Net)                                   3,648,000        3,648,000
    3. Goodwill (Net)                                             6,538,698        6,478,728
    4.
    5.
-----------------------------------------------------------------------------------------------------------------------------
                      TOTAL ASSETS              4,396,933        18,223,035       18,231,349
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

*  Per SCHEDULES and STATEMENT OF AFFAIRS

                                       MOR - 2

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11

                              COMPARATIVE BALANCE SHEETS

                                                   Filing Date*
LIABILITIES & OWNER'S EQUITY                         02/12/20          FEBRUARY          MARCH       APRIL       MAY
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     POST-PETITION LIABILITIES (MOR-4)                       -          544,061          567,410
     PRE-PETITION LIABILITIES
        Notes Payable Secured **                     9,907,872        9,907,872        9,907,872
        Priority Debt ***                              519,122          465,923          465,923
        Federal Income Tax
        FICA/Withholding
        Unsecured Debt ****                          6,149,673        6,038,148        6,086,279
        Other
     TOTAL PRE-PETITION LIABILITIES                 16,576,667       16,411,943       16,460,074
--------------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES                                  16,576,667       16,956,004       17,027,484
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
     OWNER'S EQUITY (DEFICIT):
      PREFERRED STOCK                                    3,408            3,408            3,408
      COMMON STOCK                                      14,869           14,869           14,869
      ADDITIONAL PAID-IN CAPITAL                    28,588,538       28,588,588       28,588,588
      RETAINED EARNINGS:  FILING DATE              (27,067,803)     (27,067,803)     (27,067,803)
      RETAINED EARNINGS:  POST FILING DATE                   -         (218,311)        (292,320)
      TOTAL OWNER'S EQUITY (NET WORTH)               1,539,012        1,320,751        1,246,742
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & OWNERS EQUITY                   18,115,679       18,276,755       18,274,226
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

*  Per SCHEDULES and STATEMENT OF AFFAIRS

** Variance is due to Balance Sheet does not reflect accelerated payments related to CMC Leases. NO PAYMENTS HAVE BEEN MADE TO SECURED CREDITORS

*** Variance is due to Balance Sheet is overaccrued for Various Tax Obligation. No additional obligations have been incurred or previously unreported.

****Balance Sheet includes various items that should be expensed. NO PAYMENTS HAVE BEEN MADE TO PRE-PETITION UNSECURED CREDITORS. (Other than on MOR-1)

                                       MOR - 3

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11

                          SCHEDULE OF POST-PETITION LIABILITIES

                                          FEBRUARY        MARCH       APRIL       MAY
-------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     125,011       132,963
TAX PAYABLE
    FEDERAL PAYROLL TAXES                       22             -
    STATE PAYROLL & SALES                   25,616        30,266
    AD VALOREM
    OTHER TAXES
TOTAL TAXES PAYABLE                         25,637        30,266
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE                     8,274         8,563
*ACCRUED PROFESSIONAL FEES:                               53,700
OTHER ACCRUED LIABILITIES:
   1.ACCRUED PAYROLL (INC TAX & WC)        325,917       271,566
   2.DEFERRED FINANCE CHARGE INCOME          3,401          (383)
   3.ACCRUED INSTALLER SUB CONTRACT          8,435         9,274
   4.TELECOMMUNICATION                      16,848        18,018
   5.OTHER ACCRUED PAYABLE                  30,537        43,443
-------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)    544,061       567,410
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

*  PAYMENT REQUIRES COURT APPROVAL

                                       MOR - 4

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11

                         AGING OF POST-PETITION LIABILITIES
                                       March-01

                                                                         AD-VALOREM,
   DAYS        TOTAL      TRADE ACCTS     FED TAXES   STATE TAXES        OTHER TAXES         OTHER ES
-------------------------------------------------------------------------------------------------------------
   0-30       569,140       132,693             -       32,266                   -            404,181
  31-60
  61-90
   91+
-------------------------------------------------------------------------------------------------------------
   TOTAL      569,140       132,693             -       32,266                   -            404,181
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

                               AGING OF ACCOUNTS RECEIVABLE

   MONTH     FEBRUARY-01    MARCH-01       APRIL-01     MAY-01
-------------------------------------------------------------------------------------------------------------
   0-30       848,739       856,679
  31-60       205,350       240,243
  61-90       105,916        84,072
   91+        342,944       338,349
-------------------------------------------------------------------------------------------------------------
  TOTAL     1,502,949     1,519,342             -            -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

                                       MOR - 5

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11

                               STATEMENT OF INCOME (LOSS)


          MONTH                        FEBRUARY        MARCH       FILING TO DATE
---------------------------------------------------------------------------------
REVENUE  (MOR-1)                      1,191,127      1,379,754       2,570,881
TOTAL COST OF REVENUES                  570,215        581,176       1,151,390
GROSS PROFIT                            620,912        798,579       1,419,490
OPERATING EXPENSES:
    Selling & Marketing                  33,155         38,458          71,614
    General & Administrative             78,573         86,591         165,164
    Insiders Compensation                49,129         49,128          98,257
    Professional Fees                    31,001         52,343          83,344
    Other                               387,113        414,671         801,784
---------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                578,971        641,191       1,220,162
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
INCOME BEFORE INT, DEPR/TAX (MOR-1)      41,941        157,387         199,329
Interest Expense                          8,648          9,396          18,044
Depreciation                            210,338        171,705         382,043
Amortization of Goodwill                 41,266         59,970         101,236
Other (Income) Expense                                  (9,676)         (9,676)
Other Items**                                                                -
TOTAL INT, DEPR & OTHER ITEMS           260,252        231,396         491,648
NET INCOME BEFORE TAXES                (218,311)       (74,008)       (292,319)
---------------------------------------------------------------------------------
FEDERAL INCOME TAXES
---------------------------------------------------------------------------------
NET INCOME (LOSS)  (MOR-1)             (218,311)       (74,008)       (292,319)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                                       MOR - 6

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11


CASH RECEIPTS AND DISBURSEMENTS                        FEBRUARY        MARCH     APRIL      MAY     FILING TO DATE
------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF THE MONTH                       549,194       664,509
RECEIPTS:
  2. CASH SALES                                          325,010       290,519                            615,529
  3. COLLECTION OF ACCOUNTS RECEIVABLE                   856,453     1,013,599                          1,870,052
  4. LOANS & ADVANCES                                                                                           -
  5. SALES OF ASSETS                                       2,584                                            2,584
  6. OTHER                                                30,304        84,680                            114,984
TOTAL RECEIPTS                                         1,214,351     1,388,798       -         -        2,603,149
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
  DEBTOR MFR-2*
DISBURSEMENTS:
  7. NET PAYROLL                                         657,997       630,856                          1,288,853
  8. PAYROLL TAXES PAID                                   75,948        77,229                            153,177
  9. SALES, USE & OTHER TAXES PAID                        24,502        14,033                             38,535
 10. SECURED/ RENTAL LEASES                               47,191        47,230                             94,421
 11. UTILITIES                                            33,020        57,608                             90,628
 12. INSURANCE                                                 -        32,058                             32,058
 13. INVENTORY PURCHASES                                  88,020        72,089                            160,109
 14. VEHICLE EXPENSES                                     31,619        81,272                            112,891
 15. TRAVEL & ENTERTAINMENT                               27,957        20,892                             48,849
 16. REPAIRS, MAINTENANCE & SUPPLIES                       8,632        54,193                             62,825
 17. ADMINISTRATIVE & SELLING                             40,033       115,244                            155,277
 18. OTHER (ATTACH LIST) **                               32,012        55,373                             87,385
TOTAL DISBURSEMENTS FROM OPERATIONS                    1,066,932     1,258,077       -         -        2,325,009
 19. PROFESSIONAL FEES                                    32,105                                           32,105
 20. U.S. TRUSTEE FEES                                         -                                                -
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)               -                                                -
TOTAL DISBURSEMENTS                                    1,099,037     1,258,077       -         -        2,357,114
 22. NET CASH FLOW                                       115,315       130,721       -         -          246,036
 23. CASH - END OF MONTH (MOR-2)                         664,509       795,230       -         -
------------------------------------------------------------------------------------------------------------------

*  Applies to Individual debtors only

                                               February      March
** Carpet Installer Sub Contractor Payments   $  32,012    $  32,195
            Interest Payment - Compass Bank   $       -    $  23,178


                                       MOR - 7

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11

                              CASH ACCOUNT RECONCILIATION
                                       MARCH-01

                                   COLORADO       COLORADO                                 BANK OF
                                   BUSINESS       BUSINESS      COMPASS       BRIGHTON     AMERICAN
BANK NAME                            BANK          BANK           BANK          BANK         FORK
--------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER
--------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                       OPERATING     OPERATING      OPERATING       TRUST       OPERATING       TOTAL
--------------------------------------------------------------------------------------------------------------------
BANK BALANCE                         502,906        66,398         76,791       195,816                     841,911
DEPOSIT IN TRANSIT                   126,478                                                                126,478
OUTSTANDING CHECKS                  (173,159)                                                              (173,159)
ADJUSTED BANK BALANCE                456,225        66,398         76,791       195,816             -       795,230
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS           309,622        59,102         99,969       195,816                     664,509
RECEIPTS                           1,313,939        74,859                                                1,388,798
TRANSFERS BETWEEN ACCOUNTS            65,000       (65,000)                                                       -
(WITHDRAWAL)CONTRIBUTION BY
  INDIVIDUAL DEBTOR MFR -2                                                                                        -
CHECKS/OTHER DISBURSEMENTS        (1,232,336)       (2,563)       (23,178)                               (1,258,077)
ENDING CASH - PER BOOKS              456,225        66,398         76,791       195,816             -       795,230
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                       MOR - 8

Case Name:   Venturi Technologies, Inc.           Case Number:   01-31442-H4-11

                        PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the Professional. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                           FEBRUARY            FEBRUARY
                                                                         PAYMENTS MADE       PAYMENTS MADE
         INSIDERS: NAME/POSITION/COMP TYPE                               PRE-PETITION        POST-PETITION         MARCH
-------------------------------------------------------------------------------------------------------------------------
  1. Michael Dougherty - CEO - Salary                                          5,769              5,769            11,538
  2. Michael Dougherty - CEO - Expense Reimbursement                          12,065                  -
  3. Mitchell Martin - COO - Salary                                            5,045              5,045            10,090
  4. Mitchell Martin - COO - Expense Reimbursement                            12,162                471             8,362
  5. Stephen Abate - CFO - Salary                                              3,750              3,750             7,500
  6. Stephen Abate - CFO - Expense Reimbursement                               3,259                  -             4,345
  7. Pamela Miller - Controller - Salary                                       3,269              3,269             6,538
  8. Pamela Miller - Controller - Expense Reimbursement                          565                  -               788
  9. Lloyd Peterman - VP Sales & Install - Salary                              6,731              6,731            13,462
 10. Lloyd Peterman - VP Sales &  Install - Exp Reimbur.                           -                  -               683
-------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                                        52,616             25,035            63,306
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                                                           FEBRUARY            FEBRUARY
                                                                         PAYMENTS MADE       PAYMENTS MADE
              PROFESSIONALS NAME/ORDER DATE                              PRE-PETITION        POST-PETITION         MARCH
-------------------------------------------------------------------------------------------------------------------------
Sheinfeld, Maley  & Kay     Disbursed February 7, 2001                        25,000                  -                 -
Turpin & Associates         Disbursed February 1, 2001                         7,105                  -                 -
-------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                                   32,105                  -                 -
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                       MOR- 9